EXHIBIT 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)
In connection with the Quarterly Report on Form 10-Q (the “Report”) of Axogen, Inc. (the “Company”), Michael Dale, Chief Executive Officer and President of the Company, and Lindsey Hartley, Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2026
/s/ Michael Dale
Michael Dale Chief Executive Officer and President (Principal Executive Officer)

/s/ Lindsey Hartley
Lindsey Hartley Chief Financial Officer (Principal Financial Officer)